EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

          In connection with the accompanying Form N-CSR of NAIC Growth Fund, Inc. (the “Registrant”) for the period ended June 30, 2007 (the “Report”), the undersigned hereby certifies, pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

NAIC GROWTH FUND, INC.

By: /s/ Luke E. Sims

Luke E. Sims
President (principal executive officer and principal financial officer)

Dated: August 24, 2007